Income Taxes - Total Provision for Income Taxes (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current taxes:
Federal	$ 363	$ (10)	$ (29)
State	41	1
Foreign	31	1,290	1,702
Current tax, net	435	1,281	1,673
Deferred taxes:
Federal	(1,123)	(671)	(83)
State	(51)	(45)	17
Foreign	(271)	(1,083)	(666)
Deferred taxes, net	(1,445)	(1,799)	(732)
Total	$ (1,010)	$ (518)	$ 941